UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 2, 2009


                                    GREM USA
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             (Exact name of registrant as specified in its charter)


       Nevada                           000-30567              35-2281610
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(State of Incorporation)       (Commission File Number)         IRS Employer
                                                          Identification Number
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                              315 E. Wallace St. -
                           Fort Wayne, Indiana 46803
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             (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (260)456-2354
                                                            -------------

           Check the appropriate box below if the Form 8-K filing is
          intended to simultaneously satisfy the filing obligation of the registrant under any of the
                             following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 2, 2009, the Board of Directors (the "Board") of GREM USA (the "Company") dismissed Jasper & Hall, P.C., its independent registered public account firm. On March 2, 2009, the accounting firm of Patrick Rodgers, CPA, PA was engaged as the Company's new independent registered public accounting firm. The Board approved of the dismissal of Jasper & Hall, P.C. and the engagement of Patrick Rodgers, CPA, PA as its independent auditor.

During the Company's two most recent fiscal years and through March, 2009, there were no disagreements with Jasper & Hall, P.C. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jasper & Hall, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Company's financial statements.

Jasper & Hall, P.C. had been engaged as the Company's independent registered public accounting firm since June, 2005 and had performed review procedures in connection with our unaudited financial statements included in our reports on Form 10-Q for each of our quarterly periods from June, 2005 through March, 2009.

Jasper & Hall, P.C.'s audit reports on the Company's financial statements for the years ended December 31, 2006 and 2007 did contain an adverse opinion that conditions exists which raised substantial doubt about the Company's ability to continue as a going concern.

Despite repeated attempts and delivery of this Form 8-K, the Company was unable to contact the prior auditor and was unable to have the required Exhibit 16 letter signed on their behalf.

On March 2, 2009, the Company engaged Patrick Rodgers, CPA, PA as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement and through March 2009, the Company has not consulted Patrick Rodgers, CPA, PA. regarding any of the matters set forth in
Item 304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREM USA

 Date: March 16, 2010
                                          By:  /S/ EDWARD MIERS
                                         Edward Miers, Chief Executive Officer